TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

* * *

Transamerica Multi-Managed Balanced

At a meeting of the Board of Trustees (the “Board”) of Transamerica Multi-Managed Balanced (the “fund”) held on October 16 and 17, 2013, the Board took certain actions with respect to one of the fund’s sub-advisers. The Board approved the recommended termination of BlackRock Financial Management, Inc. as a sub-adviser to the fund and also approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., to be a new sub-adviser to the fund, subject to approval by the fund’s shareholders.

A proxy statement is expected to be mailed in the first quarter of 2014.

* * *

December 6, 2013